UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 24, 2008

SILICON LABORATORIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29823	74-2793174
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

400 West Cesar Chavez, Austin, TX      78701

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 416-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On June 24, 2008, Silicon Laboratories Inc., a Delaware corporation, (“Silicon Laboratories”), Irving Merger Sub, Inc., a California corporation and a wholly-owned subsidiary of Silicon Laboratories, Integration Associates Incorporated, a California corporation (“Integration Associates”), and the shareholders of Integration Associates entered into an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which Integration Associates would become a wholly-owned subsidiary of Silicon Laboratories (the “Merger”).  Integration Associates develops silicon solutions for wireless, wireline and power system management applications for a wide range of systems.

Under the terms of the Agreement, Silicon Laboratories will acquire all of the outstanding capital stock of Integration Associates in exchange for $80.0 million plus an amount equal to the excess of Integration Associates’ cash and other assets minus liabilities as of the closing date.  Of such consideration, $9.0 million will be withheld as security for breaches of representations and warranties and certain other expressly enumerated matters.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

The press release announcing the Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

2.1     Agreement and Plan of Reorganization, dated June 24, 2008, by and among Silicon Laboratories Inc., Irving Merger Sub, Inc., Integration Associates Incorporated and Shareholder Representative Services, LLC

99.1    Press release of Silicon Laboratories Inc. dated June 24, 2008 entitled “Silicon Laboratories to Acquire Integration Associates, Diversified Mixed-Signal Company”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON LABORATORIES INC.

June 25, 2008	/s/ Paul V. Walsh, Jr.
Date	Paul V. Walsh, Jr. Vice President of Finance (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
2.1

Agreement and Plan of Reorganization, dated June 24, 2008, by and among Silicon Laboratories Inc., Irving Merger Sub, Inc., Integration Associates Incorporated and Shareholder Representative Services, LLC

99.1	Press release of Silicon Laboratories Inc. dated June 24, 2008 entitled “Silicon Laboratories to Acquire Integration Associates, Diversified Mixed-Signal Company”